UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2012

USG Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-8864

Delaware	36-3329400
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 436-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

On June 26, 2012, the Registrant contributed 1,249,219 shares of its common stock, par value $.10 per share (the “Contributed Shares”), to the USG Corporation Retirement Plan Trust (the “Trust”), the trust maintained in connection with the defined benefit pension plan sponsored by the Registrant. The Contributed Shares were valued for purposes of the contribution at $16.01 per share, or approximately $20 million in the aggregate, by Evercore Trust Company, N.A. (“Evercore”), an independent fiduciary that has been appointed as investment manager with respect to the Contributed Shares. The Contributed Shares were issued to The Northern Trust Company, as trustee of the Trust, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and in furtherance of the Registrant’s funding of the Trust.

On June 26, 2012, the Registrant also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Evercore, in its capacity as investment manager for the Contributed Shares. The Registration Rights Agreement requires, among other things, that the Registrant file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 to register the Contributed Shares for the purpose of resale from time to time by the Trust. Under the Registration Rights Agreement, the Registrant is required to use its commercially reasonable efforts to cause the registration statement to remain continuously effective until all Contributed Shares have been sold by the Trust, all of the Contributed Shares may be sold in accordance with Rule 144 promulgated by the SEC under the Act (and no conditions of that rule are unmet or applicable to the Trust) or 90 days after the number of Contributed Shares held by the Trust is less than 1% of the Registrant’s then outstanding shares of common stock, whichever occurs earlier. The Registrant registered the resale of the Contributed Shares by the Trust with the SEC on June 26, 2012.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Registration Rights Agreement, dated as of June 26, 2012, between USG Corporation and Evercore Trust Company, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date: June 26, 2012	By:	/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Registration Rights Agreement, dated as of June 26, 2012, between USG Corporation and Evercore Trust Company, N.A.

4